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                                  EXHIBIT 3(B)



                                     BYLAWS


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                THE BYLAWS OF THE REGISTRANT, FILED AS EXHIBIT 4.2 TO THE
                REGISTRANT'S REPORT ON FORM 8-K, DATED FEBRUARY 21, 1995, IS INCORPORATED HEREIN BY REFERENCE.


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